UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 14, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                          0-16132              22-2711928
-----------------------------     -----------------------   --------------------
(State or other jurisdiction      (Commission File Number)    (IRS Employer
   of incorporation)                                         Identification No.)



86 Morris Avenue, Summit, New Jersey                               07901
----------------------------------------                      ------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (908) 673-9000

--------------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO AN AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

On December 14, 2005 the Board of Directors approved a resolution increasing the cash compensation for non-employee members of the Board with effect from October 12, 2005 as follows:

     o    Annual board member retainer from $20,000 to $30,000

     o    Board meeting fee from $2,000 to $2,500

     o    Audit committee chair retainer from $5,000 to $12,000

     o Compensation, nominating and executive committee chair retainer from $2,500 to $7,000

     o    Audit committee member retainer from $0 to $4,000

     o    All other committee member retainers from $0 to $2,000

     o    Committee meeting fee will remain the same at $500



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CELGENE CORPORATION



Date:  December 14, 2005                      By:    /s/ Robert J. Hugin
------------------------                      -------------------------
                                              Name:  Robert J. Hugin
                                              Title: Senior Vice President and
                                              Chief Financial Officer